UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Name and address of agent for service)

Registrant's telephone number, including area code: 305-777-1660

Date of fiscal year end: 6/30

Date of reporting period: 7/01/19 - 6/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

The Herzfeld Caribbean Basin Fund, Inc.

Annual Report
June 30, 2020

Beginning with the distribution of the Fund’s December 31, 2020 semi-annual report in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, www.herzfeld.com/cuba, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The Herzfeld Caribbean
Basin Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Investment Advisor

HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Administrator, Transfer Agent
And Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Sub-Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue Brooklyn
New York, NY 11219

Custodian

Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

Counsel

Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders (unaudited)

August 24, 2020

Dear Fellow Stockholders,

We are pleased to present our Annual Report for the period ended June 30, 2020. On that date, the net asset value (“NAV”) of The Herzfeld Caribbean Basin Fund, Inc. (CUBA) was $4.76 per share, down 24.95% for the fiscal year then ended, adjusted for distributions. The Fund’s share price closed the period at $3.70 per share, a loss of 27.37% over the same time period, also adjusted for distributions. Our NAV per share decrease during the fiscal year, together with the decrease in our share price, resulted in a widening of the discount to NAV from -16.23% to -22.26%.

Thomas J. Herzfeld
Chairman and
Portfolio Manager

The Fund seeks long-term capital appreciation through investment in companies that we believe are poised to benefit from economic, political, structural, and technological developments in the Caribbean Basin. Part of the investment strategy focuses on companies in the region that we believe would benefit from the resumption of U.S. trade with Cuba. Since it is impossible to predict when the U.S. embargo will be lifted, we have concentrated on investments that we believe can do well even if there is no political or economic change with respect to Cuba.

Caribbean Update

The COVID-19 pandemic has been a major disruptor to the global economy, and particularly to the economies of the Caribbean Basin. Flights to and from the region have been curtailed or cancelled as demand has dropped significantly and countries enact their own travel restrictions for those traveling from certain virus hot spots. Cruise lines halted new departures from the U.S. in March amid a spate of COVID-19 outbreaks and have not sailed since. The cruise lines are a significant contributor to Caribbean economies as prior to the COVID-19 pandemic, generally a third of cruise line capacity was deployed to the Caribbean. Some Caribbean countries have imposed significant restrictions on movement and traffic by instituting curfews and lockdowns. Others have prohibited travel from specific countries or require a mandatory 14-day quarantine if arriving from certain countries. These measures have protected some islands more than others from the outbreak as the amount of confirmed cases varies by country. Six countries have reported less than 10 cases while the Dominican Republic has seen over 80,000 cases and more than 1,300 deaths.

Cuba’s struggles have worsened due to a combination of lost tourist revenue from the pandemic, tightened U.S. sanctions, and a resultant decline in remittances. The loss

Letter to Stockholders (unaudited) (continued)

Erik M. Herzfeld
President and
Portfolio Manager

of revenue and hard currency has led to shortages of food and household necessities as the government has struggled to provide for its people. The Cuban government is reported to have ended its tax on the U.S. dollar while also opening new stores that only accept foreign currencies. In the new system, people will use cards backed by hard currencies instead of cash. The government apparently hopes that it can increase its hard currency supply in the process. On a positive note, Cuba appears to have done a better job with its response to the coronavirus as it was able to flatten the curve of new cases and has not reported a spike as quarantines were lifted.

At the start of the year, the World Bank estimated the Caribbean economy to grow 5.6%. As of June, and after accounting for impacts of the COVID-19 pandemic, the projections have been updated to predict an overall 1.8% contraction.

To further contribute to risks in the region, we are entering hurricane season in the Caribbean Basin. The combination of a potentially active storm season coupled with the ongoing pandemic could put significant additional strain on the region if evacuations and increased medical care are needed. The possibility of COVID-19 cases overrunning hurricane shelters is a serious human threat that creates further risk for the economic outlook for the region.

Portfolio

The Fund struggled in the fiscal third quarter ended March 31, 2020, which offset gains in the other three fiscal quarters. COVID-19 caused considerable disruption to the Fund’s portfolio as travel related holdings collapsed and have yet to recover. With much of the Caribbean Basin economy based on tourism, the pandemic was a perfect storm to grind much of the Caribbean economy to a halt, as discussed above. Beginning in February, our view was that the inability to contain COVID-19 and its spread through other parts of the world was inevitably heading to the U.S. and the Caribbean Basin. We defensively cut our holdings in our travel related positions trimming Copa Holdings (CPA), Marriott Vacations Worldwide (VAC), Norwegian Cruise Lines Holdings (NCLH), Carnival Cruise Lines (CCL), Royal Caribbean (RCL), and Avianca Holdings SA (AVHOQ). We increased our exposure to more defensive holdings in consumer staples and utilities sectors by adding Fresh Del Monte (FDP) and NextEra Energy (NEE). With the first major outbreaks outside of China being on cruise ships, we decided early in the pandemic to cut our position in cruise lines significantly. We also trimmed positions in airlines and hospitality at that time as we believed these would also be greatly affected by an expected decrease in tourism. Despite these defensive measures, we, like much of the financial markets, did not anticipate the collapse in March to be as severe as it was. We used the collapse to add back some of the cruise line positions we took off in February at a significantly lower price.

Our allocation to utilities, consumer staples, homebuilders, and home improvement contributed positively to performance over the 1-year fiscal period despite the global

Letter to Stockholders (unaudited) (continued)

Ryan M. Paylor
Portfolio Manager

economic meltdown. The largest gainer in the period was Margo Caribe (MRGO) which gained 131.25%. MRGO was a direct beneficiary of the increased spending on home and garden products as people decided to spend discretionary dollars on home improvement projects while being quarantined at home. Lennar Corp. (LEN) was another top performer within the housing sector gaining 27.98% over the 1-year fiscal period. LEN continues to benefit from long-term tailwinds such as the constrained supply of housing, population growth in its geographic locations, and increasing demand for entry-level homes. The flight of city dwellers to the suburbs has accelerated during COVID-19 as residents seek less dense and perceptively safer living conditions. LEN stands to benefit in the short-term from this trend which should continue as long as the virus continues to thrive.

Becle SAB de CV (CUERVO) gained 24.52% in U.S. dollars as demand for tequila and mezcal continues to rise. Tequila and mezcal are now having their popular moment much like scotch and bourbon in previous decades. Tequila is now the fastest growing spirit with annual sales growth in excess of 10%. CUERVO also benefited from the weak Mexican peso as the majority of its sales are in the U.S. and Canada. A solid balance sheet and consistent demand pre- and post-COVID-19 resulted in CUERVO closing at an all-time high at the end of June.

Despite the trimming of the portfolio conducted in February, our allocations to travel via cruise lines and airlines were the largest detractors to performance over the fiscal year, led by our positions in Royal Caribbean (RCL), Norwegian Cruise Lines Holdings (NCLH), and Carnival Cruise Lines (CCL). Declines ranged from 57.46% to 69.36% over the 1-year fiscal period. To further elaborate on our defensive positioning, the Fund started the year with an 18.16% allocation to cruise lines, then cut the exposure to 12.38% in mid-February because of the reports of outbreaks on ships in Asia and ports refusing entry mentioned earlier. Still, when the market collapsed in March, cruise lines were the hardest hit in our portfolio. RCL, NCLH, and CCL all went to the public markets to raise debt and capital to weather the cancellation of cruises and to fund the resulting cash burn due to the drop in their revenues.

Our airline holdings suffered similarly. Avianca Holdings SA (AVHOQ) filed Chapter 11 bankruptcy as its weak balance sheet could not overcome the disruption from COVID-19. We exited the position after the declaration at a 90% loss making AVHOQ the worst performer in the Fund. Copa Holdings SA (CPA) was another top airline holding that struggled, although it has survived where other Latin American competitors have not. CPA dropped 47.01% over the Fund’s fiscal year. Besides Avianca, LATAM Airlines and Aeromexico also filed Chapter 11 since the onset of the COVID-19 outbreak.

Letter to Stockholders (unaudited) (continued)

Outlook

The outlook for the Caribbean Basin is dominated by the timing of the re-starting of the U.S. tourism industry in the region. This will require an environment where consumers feel they can travel safely, either due to the existence of an effective vaccine, improved treatment protocols, or both. The Caribbean’s dependence on tourism makes the region’s economy one of the most negatively affected by the pandemic. However, the near total collapse of the region’s economy may also create an opportunity where those companies tied to the region’s macro-economic health will be the most positively affected once the public health threat is controlled.

In addition, the U.S. Presidential election coming up in November has the potential to positively impact the region. Recent polls show the Democratic candidate Joe Biden with a potential lead over the incumbent. We believe the potential election of Joe Biden may be a tailwind for the Fund as we would expect a friendlier relationship with Cuba, based on the historical policies of the Obama-Biden Administration.

Finally, regardless of U.S. Presidential election outcome, we believe that an infrastructure bill and other stimulus packages that are currently under discussion by the U.S. Congress would be beneficial to our exposure to materials and industrials positions being held in the Fund.

Managed Distribution Plan Review

Stockholders will recall that the Board of Directors of the Fund adopted a Managed Distribution Plan (“MDP”), in May 2019, the primary purpose of which is to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each quarter (currently set at the annual rate of 15% of the Fund’s NAV as determined on March 31, 2020 and payable in quarterly installments). The Fund has made four quarterly distributions since the announcement of the MDP, the latest being on June 30, 2020. The Fund cannot predict what effect, if any, the MDP will have on the market price of its shares or whether such market price will reflect a greater or lesser discount to NAV as compared to prior to the adoption of the MDP. The $0.15525 per share distribution on June 30th represented a distribution of 4.46% (not annualized) based upon the market price per share of the Fund and 3.75% (not annualized) based upon the NAV per share, each as of March 31, 2020. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the MDP.

The Fund remains committed to provide current quarterly distributions to the Fund’s stockholders. The MDP is a key component of our strategy to narrow the Fund’s current discount to NAV. Historical data shows that closed-end funds that provide regular distributions to stockholders throughout the year can be an effective strategy to reduce a discount.

Letter to Stockholders (unaudited) (continued)

We note also that the Board of Directors has temporarily suspended the previously adopted contingent Self-Tender Policy under which the Fund would undertake to conduct a tender offer within 90 days after a fiscal year end (June 30th) of 5% of outstanding shares at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended. It was determined that the execution of the Self-Tender Policy was not in the best interests of Fund shareholders given the current conditions in the market. The suspension of the Self-Tender Policy is subject to future review by the Board of Directors.

We continue our efforts to find effective ways to reduce the discount.

Letter to Stockholders (unaudited) (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2020.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets

USA	55.62%	Mastec, Inc.	15.72%
Mexico	16.31%	Popular, Inc.	7.03%
Puerto Rico	15.93%	Royal Caribbean Cruises Ltd.	6.05%
Panama	5.72%	Nextera Energy, Inc.	5.94%
Cayman	4.12%	First BanCorp. (Puerto Rico)	5.54%
Colombia	2.10%	Becle, S.A.B. de C.V.	4.41%
Cuba	0.00%	Norwegian Cruise Line Holdings Ltd.	4.32%
Cash and Other Countries	0.02%	PGT Innovations, Inc.	4.14%
		Fresh Del Monte Produce, Inc.	4.12%
		Lennar Corp.	3.90%

Weekly net asset values and press releases by the Fund are available on our website at www.herzfeld.com/cuba.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld Chairman of the Board and Portfolio Manager	Erik M. Herzfeld President and Portfolio Manager	Ryan M. Paylor Portfolio Manager

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Schedule of Investments as of June 30, 2020

Shares or Principal Amount	Description	Fair Value
Common stocks — 98.99% of net assets

Airlines — 3.72%
4,486	Bristow Group, Inc.*	$62,490
20,250	Copa Holdings, S.A.	1,023,840

Banking and finance — 18.52%
23,280	Bancolombia, S.A.	612,497
56,289	Banco Latinoamericano de Comercio Exterior, S.A.	647,323
16,956	Evertec, Inc.	476,464
289,477	First BanCorp. (Puerto Rico)	1,618,177
55,230	Popular, Inc.	2,052,899
3,844	W Holding Company, Inc.*[1]	—

Communications — 2.10%
15,698	América Móvil, S.A.B. de C.V. ADR	199,207
209,144	América Móvil, S.A.B. de C.V. Series L	134,383
479,175	Fuego Enterprises, Inc.*	47,918
207,034	Grupo Radio Centro S.A.B. de C.V.*	44,132
28,400	Grupo Televisa, S.A.B. ADR	148,816
32,272	Spanish Broadcasting System, Inc.*	17,750
33,226	Telesites S.A.B. Series B-1*	21,031

Conglomerates and holding companies — 0.00%
250,000	Admiralty Holding Company*[1]	—

Construction and related — 26.64%
270,645	Cemex, S.A.B. de C.V. ADR	779,458
20	Ceramica Carabobo Class A ADR*[1]	—
3,000	Martin Marietta Materials	619,710
102,297	MasTec, Inc.*	4,590,066
77,117	PGT Innovations, Inc.*	1,209,195
5,000	Vulcan Materials	579,250

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2020

Shares or Principal Amount	Description	Fair Value
Food, beverages and tobacco — 12.03%
670,000	Becle, S.A.B. de C.V.	$1,287,710
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	117,304
14,610	Fomento Económico Mexicano, S.A.B. de C.V. ADR	905,966
48,850	Fresh Del Monte Produce, Inc.	1,202,687

Housing — 3.90%
18,500	Lennar Corporation	1,139,970

Investment companies — 0.00%
70,000	Waterloo Investment Holdings Ltd.*[1]	—

Leisure — 13.70%
25,559	Carnival Corporation	419,679
6,745	Marriott Vacations Worldwide Corporation	554,506
76,717	Norwegian Cruise Line Holdings Ltd.*	1,260,460
35,120	Royal Caribbean Cruises Ltd.	1,766,536

Mining — 0.03%
3,872	Grupo México, S.A.B. de C.V. Series B	8,995

Retail — 1.96%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	69,613
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	502,715

Service — 2.54%
6,600	Grupo Aeroportuario ADR*	741,114

Trucking and marine freight — 2.05%
204	Seaboard Corporation	598,499

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2020

Shares or Principal Amount	Description	Fair Value
Utilities — 10.07%
12,000	Caribbean Utilities Ltd. Class A	$191,760
70,025	Consolidated Water Company Ltd.	1,010,461
700	Cuban Electric Company (Note 3)*[1]	—
7,218	NextEra Energy, Inc.	1,733,547

Other — 1.73%
25,000	Geltech Solutions, Inc.*	537
55,921	Margo Caribe, Inc.*	503,289
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	—

Total common stocks (cost $31,214,849)		28,899,954

Bonds — 0.00% of net assets
$165,000	Republic of Cuba — 4.5%, 1977 - in default (Note 3)*[1]	—

Total bonds (cost $63,038)		—

Money Market Securities — 0.81%
$236,330	Federated Government Obligations Fund, Institutional Class, 0.07%[2]	236,330

Total Money Market Securities (cost $236,330)		236,330

Total investments (cost $31,514,217) — 99.80% of net assets		29,136,284

Other assets in excess of liabilities — 0.20% of net assets		59,553

Net assets — 100%		$29,195,837

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.
[2]	Rate disclosed is the seven day effective yield as of June 30, 2020.
*	Non-income producing

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2020

The investments are concentrated in the following geographic regions (as percentages of net assets)(unaudited):

United States of America	55.62%
Mexico	16.31%
Puerto Rico	15.93%
Panama	5.72%
Other, individually under 5%**	6.42%
100.00%

**	Amount includes other assets less liabilities of 0.06%

See accompanying notes to the financial statements.

Statement of Assets and Liabilities June 30, 2020

ASSETS

Investments in securities, at fair value (cost $31,514,217) (Notes 2 and 3)		$29,136,284
Cash		24,861
Dividends receivable		44,741
Receivable from investment advisor, net of voluntary waiver (Note 4)		4,417
Deferred offering cost (shelf) (Note 7)		22,558
Other assets		40,918

TOTAL ASSETS		29,273,779

LIABILITIES

Accrued professional fees	$50,000
Accrued administrator fees	7,817
Accrued custody fees	450
Accrued other expenses	19,675

TOTAL LIABILITIES		77,942

NET ASSETS (Equivalent to $4.76 per share based on 6,133,665 shares issued and outstanding)		$29,195,837

Net Assets consist of:
Common stock, $.001 par value: 100,000,000 shares authorized; 6,133,665
Paid-in capital		34,007,159
Accumulated deficit		(4,811,322)

NET ASSETS		$29,195,837

See accompanying notes to the financial statements.

Statement of Operations For the year ended June 30, 2020

INVESTMENT INCOME

Dividend income (net of foreign taxes withheld of $16,856)		$643,011
Interest income		4,678
Total investment income		647,689

EXPENSES

Investment advisor fees (Note 4)	$591,150
Professional fees	255,766
Director fees	131,368
Compliance and operational support services fees (Note 4)	75,675
Audit	52,500
Administration fees (Note 4)	35,820
Printing and postage	34,959
Transfer agent fees	24,526
Custodian fees	24,293
Listing fees	15,415
Proxy services	1,742
Other	61,464
Total expenses		1,304,678
Fees voluntarilty waived by investment advisor		(40,762)
Net operating expenses		1,263,916

NET INVESTMENT LOSS		(616,227)

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments and foreign currency	(1,939,225)
Change in unrealized appreciation/depreciation on investments and foreign currency	(8,600,626)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY		(10,539,851)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(11,156,078)

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
Net investment loss	$(616,227)	$(486,576)
Net realized gain (loss) on investments and foreign currency	(1,939,225)	1,080,547
Change in unrealized appreciation/depreciation on investments and foreign currency	(8,600,626)	(1,229,196)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(11,156,078)	(635,225)

DISTRIBUTIONS TO STOCKHOLDERS
From earnings	(659,974)	(1,870,766)
Return of capital	(5,529,654)	—

TOTAL DISTRIBUTIONS	(6,189,628)	(1,870,766)

TOTAL DECREASE IN NET ASSETS	(17,345,706)	(2,505,991)

NET ASSETS

Beginning of year	$46,541,543	$49,047,534

End of year	$29,195,837	$46,541,543

See accompanying notes to the financial statements.

Financial Highlights (For a share outstanding during each year)

	Year Ended June 30,
	2020	2019	2018	2017	2016
Selected Per Share Data:
Net asset value, beginning of year	$7.59	$8.00	$8.32	$6.47	$7.43

Investment operations:
Net investment loss[1]	(0.10)	(0.08)	(0.11)	(0.14)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.72)	(0.02)	(0.09)	2.12	(0.80)
Total from investment operations	(1.82)	(0.10)	(0.20)	1.98	(0.87)

Less distributions to shareholders from:
Net realized gains	(0.11)	(0.31)	(0.12)	(0.13)	(0.16)
Return of capital	(0.90)	—	—	—	—
Total distributions	(1.01)	(0.31)	(0.12)	(0.13)	(0.16)

Accretive effect of ATM offering	—	—	—	—	0.07
Accretive effect of shares in reinvestment of distribution	—	—	—	—	— [2]
Net asset value, end of year	$4.76	$7.59	$8.00	$8.32	$6.47
Per share market value, end of year	$3.70	$6.36	$6.60	$7.20	$6.11

Total investment return based on market value per share[3]	(27.37)%	2.16%	(6.82)%	20.17%	(33.73)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$29,196	$46,542	$49,048	$51,047	$39,699
Ratio of expenses to average net assets after waiver	3.10%	2.79%	2.72%[4]	3.36%[5]	3.20%
Ratio of expenses to average net assets before waiver	3.20%	2.79%	2.72%[4]	3.36%[5]	3.20%
Ratio of net investment loss to average net assets after waiver	(1.51)%	(1.06)%	(1.29)%[4]	(1.86)%[5]	(0.99)%
Portfolio turnover rate	8%	6%	19%	16%	9%

[1]	Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each year presented.
[2]	Amount rounds to less than $0.01.
[3]

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at actual prices pursuant to the Fund’s Dividend Reinvestment Plan.

[4]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.22% (Note 7).
[5]	This figure includes expenses incurred as a result of the expiration of the Fund’s ATM offering. The overall impact on the Fund’s ratios is an increase of 0.63% (Note 7).

See accompanying notes to the financial statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA.”

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information

Notes to Financial Statements

available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined, in good faith, by the Board of Directors.

Notes to Financial Statements

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common stocks
USA	$16,190,419	$47,918	$—	$16,238,337
Mexico	4,717,105	44,132	—	4,761,237
Puerto Rico	4,650,829	—	—	4,650,829
Panama	1,671,163	—	—	1,671,163
Cayman	1,202,221	—	—	1,202,221
Colombia	612,497	—	—	612,497
Bonds
Cuba	—	—	—	—
Total investments in securities	$29,044,234	$92,050	$—	$29,136,284

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Siderurgica Venezolana Sivensa S.A., Admiralty Holding Company, Waterloo Investment Holding, W Holding Company and Republic of Cuba 4.5% bond. There was no change in value since June 30, 2019, therefore no Level 3 reconciliation table is required.

Under procedures approved by the Board of Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when recommending a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Notes to Financial Statements

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex- dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodian, Fifth Third Bank N.A. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions,

Notes to Financial Statements

the Fund is not subject to federal income tax on its taxable income and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Under a managed distribution plan, beginning fiscal year starting July 1, 2020, the Fund will pay distributions to stockholders payable in quarterly installments at an annual rate, currently set at 15% of the Fund’s March 31, 2020 NAV. Distributions prior to March 31, 2020, were set at a rate of 15% of the Fund’s June 30, 2019 NAV. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the fiscal year ended June 30, 2020, distributions consisting of return of paid-in capital of $0.284625, $0.177026, $0.284625 and $0.15525 per share were declared on September 12, 2019, December 3, 2019, March 10, 2020 and June 9, 2020, respectively, and a distribution from long-term capital gains of $0.107599 per share was declared on December 20, 2019.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995 and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of June 30, 2020, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005 and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of June 30, 2020, the position was valued at $0 under procedures approved by the Board of Directors.

Notes to Financial Statements

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Transactions with Affiliates

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the fiscal year ended June 30, 2020 amounted to $591,150, before the waiver described below. Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Advisor has agreed to voluntarily waive its management fee by ten basis points, in support of the Fund’s initiative to attempt to reduce the stock price discount to NAV. For the fiscal year ended June 30, 2020, the Advisor waived fees in the amount of $40,762. As of June 30, 2020, the Advisor owed the Fund $4,417.

TMorgan Advisers, LLC (“TMA”) and Duff & Phelps (“D&P”), LLC have been engaged by the Advisor to provide, among other things, certain compliance and operational support services with respect to the Fund, including the services of Mr. Thomas K. Morgan as the Fund’s chief compliance officer. A portion of the fees paid to TMA and D&P are allocated to the Fund for payment based on the estimated percentage of time spent by the personnel of TMA and D&P on the services provided to the Fund. The Fund may pay the amount of the fee allocated to it for compliance and support services directly to TMA and D&P or reimburse the Advisor for the Fund’s portion of such fees paid by the Advisor to TMA and D&P. For the fiscal year ended June 30, 2020, the total compliance and operational support services fees paid or payable by the Fund amounted to $75,675.

Other Service Providers

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus is responsible for fund administration, including generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for fund accounting, including calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus also serves as the transfer agent and provides shareholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Utimus has subcontacted transfer agency services to American Stock Transfer & Trust Company, LLC. Ultimus is entitled to receive a fee in accordance with the agreement and was paid $35,820 for the period ended June 30, 2020.

The Fund has entered into an agreement with Fifth Third Bank N.A. to serve as the custodian for the Fund’s assets.

Notes to Financial Statements

NOTE 5. INVESTMENT TRANSACTIONS

During the fiscal year ended June 30, 2020, purchases and sales of investment securities were $3,312,770 and $9,656,505, respectively.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $211,799 due to wash sale adjustments and book-to-tax adjustments to partnership investment. As of June 30, 2020, gross unrealized gains were $4,914,224 and gross unrealized losses were $7,503,956 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2020 result from differences between book and tax accounting the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Total Distributable Earnings	Additional Paid in Capital
Year ended June 30, 2020	$497,231	$(497,231)

At June 30, 2020, the Fund had $194,544 short-term and $1,712,868 long-term capital loss carryover. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitation.

As of June 30, 2020, the Fund had no post-October losses which are deferred until fiscal year 2021 for tax purposes. Capital losses incurred after October 31 (“post-October losses”) within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2020, the Fund had $314,178 of qualified late-year ordinary losses, which are deferred until fiscal year 2021 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2017. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

Notes to Financial Statements

De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the fiscal year ended June 30, 2020.

The tax character of distributions paid to stockholders during the fiscal year ended June 30, 2020 and June 30, 2019 were as follows: long-term capital gains of $659,974 and $1,870,766, respectively. For the fiscal year ended June 30, 2020, the Fund had return of capital of $5,529,654.

NOTE 7. CAPITAL SHARE TRANSACTIONS

2018 Shelf Registration

The Fund has incurred approximately $22,558 of offering costs in association with a shelf registration, which is recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. These costs are categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of June 30, 2020, $0 has been amortized.

2015 ATM Offering and Shelf Registration

In connection with its At-The-Market (“ATM”) offering, as of the expiration of the offering, the Fund had issued a total of 524,400 shares of common stock. The net asset value of the Fund’s common shares was increased by approximately $0.07 per share as a result of the share issuance.

The Fund incurred approximately $410,585 of offering costs in association with the offering, which was recorded as a deferred offering cost and amortized over the life of the offering as new shares were issued. At the expiration of the offering, $122,223 of offering costs had been amortized. Upon expiration of the offering, the remaining $288,362 of offering costs was expensed to legal expense (professional fees), audit expense (professional fees), printing and postage, and other expenses.

Additionally, the Fund incurred approximately $120,115 of offering costs in association with a shelf registration, which was recorded as a deferred offering cost and amortized over the life of the shelf registration as new shares were issued. At the expiration of the shelf registration $4,719 of offering costs had been amortized. Upon expiration of the shelf registration, the remaining $115,396 of offering costs were expensed to legal expense (professional fees), audit expense (professional fees), printing and postage and registration expense.

Notes to Financial Statements

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when

Notes to Financial Statements

the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Managed Distribution Risk

Under the managed distribution plan, the Fund makes quarterly distributions to stockholders at a rate set once a year that is a percentage of the Fund’s NAV at its most recent fiscal year-end, that may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. A return of capital occurs when some or all of the money that stockholders invested in the Fund is paid back to them. A return of capital does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a less than opportune time. There is a risk that amendment or termination of the managed distribution plan could have an adverse effect on the market price of the Fund’s shares.

Pandemic Risk

In March 2020 the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures worldwide. The impact upon the Fund of the COVID-19 pandemic has been significant and remains an ongoing risk to the Fund’s financial position, results of operations and cash flows.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
The Board of Directors of
The Herzfeld Caribbean Basin Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 24, 2020

Directors and Officers of the Fund (unaudited)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served
Interested Directors
Thomas J. Herzfeld* 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 75	Chairman, Director, Class III, and Portfolio Manager	three years; 1993 to present
Independent Directors
John A. Gelety c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 52	Director, Class II	three years; 2011 to present
Cecilia L. Gondor c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 58	Director, Class I	three years; 2014 to present
Ann S. Lieff c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 68	Director, Class II	three years; 1998 to present
Kay W. Tatum, Ph.D., CPA c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 68	Director, Class I	three years; 2007 to present

*	Mr. Thomas J. Herzfeld is an “interested person” of the Fund, (as defined in the Investment Company Act of 1940) because he is a Director, control person, and employee of the Fund’s Advisor.

Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director

Thomas J. Herzfeld Advisors, Inc., serving as Chairman, 1984-present; Portfolio Manager, 1984-present; and President, 1984-2016.	2	The Cuba Fund, Inc. (in registration)

Attorney and shareholder at Greenspoon Marder, LLP, corporate practice group, 2016-present; John A. Gelety, PA, a transactional law firm, 2005-2016.	1	None
Managing Member of L&M Management, a real estate management business, 2014- present; and Executive Vice President of Thomas J. Herzfeld Advisors, Inc., 1984-2014.	1	None
President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director, 1998-present; former CEO Spec’s Music 1980-1998, a retailer of recorded music.	1	None
Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None

Additional information about the Directors is included in the Fund’s Prospectus.

Directors and Officers of the Fund (unaudited) (continued)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served
Officers
Erik M. Herzfeld 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 46	Portfolio Manager; President	2008 to present; 2016 to present
Thomas K. Morgan 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 61	CCO, Assistant Secretary	2018 to present
Zachary P. Richmond 225 Pictoria Drive, Suite 450 Cincinnati, Oh 45246 Age: 40	Treasurer	2019 to present
Alice Tham 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 30	Secretary	2019 to present
Ryan M. Paylor 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 39	Portfolio Manager	2019 to present

Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer

Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present; Portfolio Manager, 2007-present; and, Managing Director, 2007-2015; Vice President JPMorgan Chase 2000-2007, foreign exchange option trading.

Strategic Incubation Partners, Inc.

Thomas J. Herzfeld Advisors, Inc., serving as Chief Compliance Officer, 2018-present; TMorgan Advisers Limited Liability Company, compliance consulting and outsourced chief compliance officer services.

N/A

Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019. Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC December 2015-February 2019; Manager, Fund Administration, Huntington Asset Services, Inc. January 2011-December 2015.

N/A
Thomas J. Herzfeld Advisors, Inc., serving as Operations Manager, 2012-present.	N/A
Thomas J. Herzfeld Advisors, Inc., serving as Portfolio Manager for the Advisor’s separately managed accounts 2012-present.	N/A

Quarterly Portfolio Reports (unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures (unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy (unaudited)

We consider customer privacy to be an essential part of our investor relationships and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ non-public personal information. We have developed policies that are designed to protect this confidentiality, while permitting stockholder needs to be served.

Obtaining Personal Information

While providing stockholders with products and services, we, and certain service providers, such as the Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about stockholders, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) stockholder transactions, (iv) a stockholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from stockholders may include the stockholder’s name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the stockholder’s personal bank account information and/or email address if the stockholder has provided that information, as well as the stockholder’s transaction and account history with the Fund.

Respecting Your Privacy

We do not disclose any non-public personal information provided by stockholders or gathered by us to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining stockholder accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. In many instances, the stockholders will be clients of a third party, but we may also provide a stockholder’s personal and account information to the stockholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to report or disclose personal or account information to third parties in circumstances where we believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the Fund’s Investment Advisor. In addition, we may disclose information about a stockholder or a stockholder’s accounts to a third party at the stockholder’s request or with the consent of the stockholder.

Procedures to Safeguard Private Information

We are committed to our obligation to safeguard stockholder non-public personal information. In addition to this policy, we have implemented procedures that are designed to limit access to a stockholder’s non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining

Privacy Policy (unaudited) (continued)

stockholder accounts or otherwise providing services the stockholder requested. Physical, electronic and procedural safeguards are in place to guard a stockholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund, the Investment Advisor or their service providers may use a variety of technologies to collect information that helps the Fund, the Investment Advisor and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund’s or the Investment Advisor’s and/ or their service providers’ website, the Fund or the Investment Advisor, their service providers, or third party firms engaged by the Fund or the Investment Advisor and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund and the Investment Advisor do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, we may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Dividend Reinvestment Plan (unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.

American Stock Transfer & Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.

CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.

MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.

MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts

Dividend Reinvestment Plan (unaudited) (continued)

to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open- market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.

The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.

Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7.

There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

Dividend Reinvestment Plan (unaudited) (continued)

8.

The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.

The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10.

Each registered Participant may terminate his or her account under the Plan by calling the Agent at (877) 283-0317. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to

Dividend Reinvestment Plan (unaudited) (continued)

deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.

These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

As of: December 13, 2019

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THE HERZFELD CARIBBEAN BASIN FUND, INC.

119 Washington Avenue
Suite 504
Miami Beach, FL 33139

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, other than technical, administrative or other non-substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2018 and 2019.

Fiscal Year Ended June 30,	Audit Fees	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)
2019	$36,000	$0	$3,000	$0
2020	$36,000	$0	$4,500	$0

(2)	These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns.

(3)	These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2018 and 2019 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2018 and $0 for 2019.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2020, the registrant's audit committee was comprised of Kay W. Tatum, John A. Gelety, Cecilia L. Gondor, and Ann S. Lieff.

(b) Not applicable.

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Thomas J. Herzfeld, Chairman of Thomas J. Herzfeld Advisors, Inc. (the “Investment Manager”) serves as a portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of September 2, 2020.

Erik M. Herzfeld, President of the Investment Manager serves as a portfolio manager of the Fund and has held this position since 2007. Before joining the Fund's Investment Manager in 2007, Mr. E. Herzfeld served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of September 2, 2020.

Ryan M. Paylor, Portfolio Manager of the Investment Manager serves as a portfolio manager of the Fund and has held this position since 2019. Before joining the Fund’s Investment Manager in 2012, Mr. Paylor spent eight years at JPMorgan on the FX Derivatives Operations team. This information is as of September 2, 2020.

(a)(2)(i) and (ii) As of June 30, 2020, Messrs. T. Herzfeld, E. Herzfeld, and Paylor were also portfolio managers for 294 other accounts comprising approximately $262 million under management, one other investment company comprising approximately $25 million under management, and 1 pooled investment vehicles comprising $47 million under management, however, none of the these accounts are managed with an investment strategy similar to the Fund's. Also, as of June 30, 2020, the Fund had total assets of approximately $29 million.

(a)(2)(iii) 1 account with assets of $47 million is charging fees based on performance.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Messrs. T. Herzfeld's, E. Herzfeld's and Paylor’s management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. T. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The Investment Manager has adopted procedures overseen by the Chief Compliance Officer ("CCO") of the Investment Manager intended to monitor compliance with the compliance policies of the Investment Manager which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other accounts. The CCO also serves as CCO of the Fund and reports directly to the Board of Directors at least annually.

(a)(3) Messrs. T. Herzfeld, E. Herzfeld, and Paylor receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. T. Herzfeld owns 100% of the voting stock of the Investment Manager, a Subchapter S Corporation, therefore he is taxed on its profits. Portfolio managers, other than Mr. T. Herzfeld, are paid a fixed salary by the Investment Manager. In addition, the Investment Manager retains the ability to pay bonuses based on the overall profitability of the Investment Manager, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's pre or after-tax performance, nor the value of a particular client or account, including the value of the Fund's assets.

(a)(4)(a) Range of value of shares of the Fund owned by Mr. T. Herzfeld as of June 30, 2020: over $1,000,000. Range of value of shares of the Fund owned by Mr. E. Herzfeld as of June 30, 2020: over $1,000,000. Range of value of shares of the Fund owned by Mr. Paylor as of June 30, 2020: $1-$10,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2019 and ending July 31, 2019)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2019 and ending August 31, 2019)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2019 and ending September 30, 2019)	0	n/a	n/a	n/a
Month #4 (beginning October 1, 2019 and ending October 31, 2019)	5,730	n/a	n/a	n/a
Month #5 (beginning November 1, 2019 and ending November 30, 2019)	0	n/a	n/a	n/a
Month #6 (beginning December 1, 2019 and ending December 31, 2019)	5,550	n/a	n/a	n/a
Month #7 (beginning January 1, 2020 and ending January 31, 2020)	7,379	n/a	n/a	n/a
Month #8 (beginning February 1, 2020 and ending February 29, 2020)	0	n/a	n/a	n/a
Month #9 (beginning March 1, 2020 and ending March 31, 2020)	72,566	n/a	n/a	n/a
Month #10 (beginning April 1, 2020 and ending April 30, 2020)	0	n/a	n/a	n/a
Month #11 (beginning May 1, 2020 and ending May 31, 2020)	0	n/a	n/a	n/a
Month #12 (beginning June 1, 2020 and ending June 30, 2020)	6,199	n/a	n/a	n/a

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE

ITEM 13. EXHIBITS.

(a)(1) Not applicable – filed with annual report

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: September 03, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: September 03, 2020

By:	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer
Date: September 03, 2020

APPENDIX A

THE HERZFELD CARIBBEAN BASIN FUND, INC.

Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

I.	POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

The Portfolio Managers are ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below) (the “Guidelines”), the Adviser recognizes that certain circumstances may require special consideration, which may dictate that the Adviser makes an exception to the provisions of these Procedures. When an exception is made to these Procedures, the Portfolio Managers shall provide to the Chief Compliance Officer of the Adviser (“CCO”) a written statement detailing the circumstances and rationale for an exception from these Policies and Procedures.

The Portfolio Managers are also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser may limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are not held in the client's account at the time the proxies are received; although it may vote such proxies if determined to be in the best interest of the client. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:		Oppose

	b.	Proposals to limit the ability of shareholders to call special meetings;

	c.	Proposals to require super majority votes;

	d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

	e.	Proposals regarding "poison pill" provisions; and

	f.	Permitting "green mail".

2.	Providing cumulative voting rights.		Oppose

3.	"Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight.	Approve

5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve

6.	Date and place of annual meeting.	Approve

7.	Limitation on charitable contributions or fees paid to lawyers.	Approve

8.	Ratification of directors' actions on routine matters since previous annual meeting.	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

10.	Limiting directors' liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Rotate annual meeting location/date	Approve

15.	Establish a staggered Board	Approve

16.	Eliminate director mandatory retirement policy	Case-by-Case

17.	Option and stock grants to management and directors	Case-by-Case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

THOMAS J. HERZFELD ADVISORS, INC.

PROXY VOTING

POLICIES AND PROCEDURES

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide Clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser's voting authority is implied by an overall delegation of discretionary authority. The rule does not apply, however, to advisers that provide Clients with advice about voting proxies but do not have authority to vote them.

In addition, the Firm’s Proxy Voting Policy is subject to annual review and approval by the independent members of the Board of Directors of the CUBA Fund, as set forth in proxy voting policies and procedures adopted by such Board (the “CUBA Fund Proxy Policies”). In implementing this Proxy Voting Policy, the CCO shall insure that all policies and procedures set forth herein are consistent with the CUBA Fund Proxy Policies.

A.	Procedures

The SEC adopted new rule 206(4)-6 and amended rule 204-2 to regulate proxy voting by investment advisers with authority to vote their Clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its Clients the duties of care and loyalty with respect to all services undertaken on the Client's behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its Client. The adviser must not put its own interests ahead of the Client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business for investment advisers to exercise voting authority over Client proxies before they:

●	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the Client’s best interest;

●	Disclose to Clients how they may obtain information regarding how their proxies were voted; and

●	Describe proxy voting policies and procedures and furnish a copy of the policies and procedures to the Client when requested to do so.

The Firm believes that each proxy proposal must be individually reviewed to determine whether the proposal is in the best interests of its Clients.  Absent specific Client instructions, and subject to the limitations described below, the Firm has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

●	Upon receipt of a corporate proxy by the Firm, the special or annual report and the proxy are submitted to the EC Proxy Voting Services (“the Proxy Manager”). The Proxy Manager will then vote the proxy in accordance with this policy.

●	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of Clients and the provisions of the Firm’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.

●	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Firm’s files.

●	The Firm will not neglect its proxy voting responsibilities, but may abstain from voting if it deems that abstaining is in its Clients’ best interests, as described below under the Limitations on Proxy Voting section. The Proxy Manager will document instances in which the Firm does not vote a Client’s proxy.

●	Proxies received after a Client terminates its advisory relationship with the Firm will not be voted. The Proxy Manager will promptly return such proxies to the sender, along with a statement indicating that the Firm’s advisory relationship with the Client has terminated, and that future proxies should not be sent to the Firm.

●	To the extent that a conflict of interest is identified in conjunction with a specific proxy vote, the voting process will be modified as described below under Conflicts of Interest.

B.	Conflicts of Interest

When completing the steps above, the Proxy Manager will consider whether the Firm is subject to any material conflicts of interest in connection with each proxy vote. In addition, Employees, including Portfolio Managers involved in determining proxy votes, must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

●	The Firm shall disclose the existence and nature of the conflict to the Client(s) owning the Client securities, and seek directions on how to vote the proxies;

●	The Firm shall abstain from voting, particularly if there are conflicting Client interests (for example, where Client accounts hold different Client securities in a competitive merger situation); or

●	The Firm shall follow the recommendations of an independent proxy voting service in voting the proxies.

The Firm keeps certain records required by applicable law in connection with its proxy voting activities for Clients and shall provide proxy-voting information to Clients upon their written or oral request. A copy of the Firm’s proxy-voting policy is available to Clients upon request.

C.	Limitations on Proxy Voting

Notwithstanding the procedures listed above, in certain circumstances where the Firm has determined that it is in the Client’s best interest, the Firm will not vote proxies received. In other situations, the Client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Firm will limit its role in voting proxies:

Client Maintains Proxy Voting Authority. Where the Client has instructed the Firm in writing, the Firm will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by the Firm, it will promptly be forwarded to the Client or a specified third party.

Client Provides Proxy Voting Instructions. Where the Client has provided written instructions to the Firm directing the Firm how to vote proxies in specific situations.

Terminated Account. Once a Client account has been terminated in accordance with the investment advisory agreement, the Firm may refrain from voting any proxies received after the termination and will return the proxy materials to the sender or to an address provided by the Client for forwarding any proxies received.

Securities No Longer Held. The Firm may refrain from voting proxies received for securities which are no longer held by the Client’s account.

Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.

Non-Discretionary Accounts. If the Firm accepts a Client with non-discretionary authority, it may also yield the authority to vote proxies.

Limited Value. The Firm may abstain from voting a Client proxy based upon a conclusion that the effect on a Client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

Costs exceed benefits. The Firm may abstain from voting a Client proxy if the Firm believes that the costs of voting the proxy exceed the expected benefit to the Client of voting the proxy.

Non-US Issuers. The Firm will vote non-US issuer proxies on a best efforts basis. Some non-US proxies may involve a number of features that restrict or prevent the Firm’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform because some issuers do not reimburse custodians for the distribution of proxies. The Firm will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Firm may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

D.	Voting Guidelines

While the Firm’s policy is to review each proxy proposal on its individual merits, the Firm has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.	Corporate Governance

Election of Directors and Similar Matters

In an uncontested election, the Firm will generally vote in favor of management’s proposed directors.  In a contested election, the Firm will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, the Firm will review any contested proposal on its merits.

Notwithstanding the foregoing, the Firm expects to support proposals to:

1.	Limit directors’ liability and broaden directors’ indemnification rights

2.	Generally vote against proposals to adopt or continue the use of a classified Board structure; and

3.	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular matter.

Audit Committee Approvals

The Firm generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  The Firm will generally vote to ratify management’s recommendation and selection of auditors.

Shareholder Rights

The Firm shall consider all proposals that will have a material effect on shareholder rights on a case by case basis.  Notwithstanding the foregoing, the Firm expects to generally support proposals to:

1.	Adopt confidential voting and independent tabulation of voting results; and

2.	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

1.	Adopt super-majority voting requirements; and

2.	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

Anti-Takeover Measures, Corporate Restructurings and Similar Matters

The Firm shall review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

1.	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

2.	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

3.	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

1.	Adopt classified boards of directors;

2.	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

3.	Require a company to consider the non-financial effects of mergers or acquisitions.

Capital Structure Proposals

The Firm will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, the Firm expects to generally support proposals to eliminate preemptive rights.

2.	Compensation

General

The Firm generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, the Firm generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  The Firm shall consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, the Firm expects to generally support proposals to:

1.	Require shareholders’ approval of golden parachutes; and

2.	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives

And expects to generally vote against proposals to:

1.	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

Stock Option Plans and Share Issuances

The Firm evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, the Firm shall consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. The Firm believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, the Firm generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders’ interests are being represented. The Firm is in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, the Firm expects to generally vote against proposals to establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

3.	Corporate Responsibility and Social Issues

The Firm generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Notwithstanding the foregoing, the Firm will generally vote in favor of proposals involving corporate responsibility and social issues to the extent called for by the United Nations Principles on Responsible Investment. The Firm also will generally vote in favor of corporate responsibility and social issue proposals that the Firm believes will have substantial positive economic or other effects on a company or the company’s stock.

E.	Class Actions

Securities issuers are, on occasion, the subject of class action lawsuits where the class of potentially injured parties is defined to be purchasers of the issuer’s securities during a specific period of time. These cases may result in an award of damages or settlement proceeds to the class members who file claims with the settlement administrator. At the time of the settlement, notice of the settlement together with a claim form and release is generally sent to the custodian of the securities who in turn may forward these notices to the separately managed account Clients. The Firm does not provide any legal advice to Clients in connection with class action litigation. The Firm will instead provide such accounts with reasonable assistance by providing account-level information upon request.

F.	Books and Records

Rule 204-2, requires that the following proxy voting records be kept in to comply with Rule 206(4)-6 and the amendments to Rule 204-2. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	The Proxy Manager will ensure that the following information is retained and available to be promptly produced in connection with each proxy vote:

●	The Issuer’s name;

●	The security’s ticker symbol or CUSIP, as applicable;

●	The shareholder meeting date;

●	The number of shares that the Firm voted;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the Issuer or a security-holder;

●	Whether the Firm cast a vote;

●	How the Firm cast its vote (for the proposal, against the proposal, or abstain);

●	Whether the Firm cast its vote with or against management;

●	Any documentation created by the Firm that was material in making the proxy voting decision or that memorializes the basis for that decision, to the extent applicable; and

●	Any communication with Clients on how the Firm voted proxies on behalf of the Client.

The Firm may satisfy certain of the above requirements by relying on a third party to retain a copy of the proxy statement on the Firm’s behalf, so long as the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. The Firm may also satisfy certain of the above requirements by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

The Proxy Manager will periodically reconcile the proxy voting records from the custodians with its proxy voting records and follow up on any discrepancies to ensure that accurate records are maintained.

G.	Disclosures to Clients and Investors

The Firm includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Firm to obtain a copy of these policies and procedures and information about how the Firm voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Proxy Manager, who will respond to any such requests.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies.

Each proxy issue will be considered individually. The Firm will maintain guidelines to be considered when voting proposals. These guidelines will be maintained by the Firm’s CCO, The guidelines will be used to provide guidance to the CCO when voting proxies, but are not to be applied as rigid rules.